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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 23, 2001


                  OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

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
                     MARYLAND                                          0-25600                           52-1394232
  ----------------------------------------------               ------------------------              ------------------
  (State or other jurisdiction of incorporation)               (Commission File Number)                (IRS Employer
                                                                                                     Identification No.)

       7200 Wisconsin Avenue, 11th Floor
            Bethesda, Maryland 20814                                                           20814
    ----------------------------------------                                                 ----------
    (Address of Principal Executive Offices)                                                 (Zip Code)
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                                 (301) 654-3100
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1)   Previous Independent Accountant

    (i) Due to the fact that the merger between Oxford Tax Exempt Fund II Limited Partnership (the "Company") and Apartment Investment and Management Company is scheduled to close prior to March 31, 2001, OTEF will not have a need for audited financial statements for the year ended December 31, 2000. Therefore, OTEF terminated the engagement of its independent accountant, PricewaterhouseCoopers LLP ("PwC"), on February 23, 2001.

   (ii) PwC's reports on the Company for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  (iii) The decision to terminate the engagement of PwC was approved by Oxford Tax Exempt Fund II Corporation, the managing general partner of the Company.

   (iv) In conjunction with the audit of the Company's two most recent fiscal years and the subsequent interim period through February 23, 2001, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

    (v) In conjunction with the audit of the Company's two most recent fiscal years and the subsequent interim period through February 23, 2001, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

 (a)(3) The Company provided PwC with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission. The Company requested that PwC provide it with a copy of the letter described in Item 304(a)(3) of Regulation S-K. A copy of the letter from PwC to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

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
Exhibit
Number                Description
------                -----------
16.1 Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission, dated February 26, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OXFORD TAX EXEMPT FUND II
                                            LIMITED PARTNERSHIP


                                       By:  Oxford Tax Exempt Fund II
                                            Corporation, as Managing General
                                            Partner

                                       By:  /s/ Patrick J. Foye
                                            ----------------------------
                                            Patrick J. Foye
                                            Executive Vice President


Date:  February 28, 2001


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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
 16.1 Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission, dated February 26, 2001.
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